Columbia Funds Series Trust  -
Annual N-SAR report for the period ending 2/28/10



Columbia Convertible Securities Fund
Columbia Global Value Fund
Columbia International Value Fund
Columbia Large Cap Core Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Index Fund
Columbia Large Cap Value Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Global Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Multi-Advisor International Equity Fund
Columbia Overseas Value Fund
Columbia Small Cap Growth Fund II
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund II
( each a "Fund" and together the "Funds")

Item 77B - Accountant's report on internal control

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Columbia Funds Series Trust

In planning and performing our audits of the financial statements of Columbia Convertible Securities Fund, Columbia Global Value Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large
Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large
Cap Value Fund, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Overseas Value Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, and Columbia Small Cap Value Fund II (each a series of Columbia Funds Series Trust and hereafter collectively referred to as the "Funds") as of and for the year ended February 28, 2011, in accordance with the standards of the Public Company Accounting Oversight Board
(United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of February 28, 2011.




This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.




/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011




Item 77C - Matters submitted to a vote of security holders:


Columbia Convertible Securities Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For        Votes Against      Abstentions    Broker Non-Votes
14,983,125        417,711            278,393        3,459,501

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0



Columbia Global Value Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Global Equity Fund (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund, as follows:

Votes For      Votes Against     Abstentions    Broker Non-Votes
2,656,929         112,591         38,784         1,137,362

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0




Columbia International Value Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows1:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0



1 As described in the proxy statement for the meeting, Columbia International Value Fund invests all or substantially all of its assets in Columbia International Value Master Portfolio (Master Portfolio), which is a fund series of Columbia Funds Master Investment Trust, LLC (Master Trust).
As an interestholder in Master Trust, Columbia International Value Fund was asked to elect the Trustees of Master Trust's Board of Trustees. As an interest holder, the Columbia International Value Fund "passed through" its vote on the Master Portfolio and Master Trust proposals to its shareholders. The proposal on behalf of Master Portfolio and Master
Trust was approved.



Columbia Large Cap Core Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For        Votes Against        Abstentions    Broker Non-Votes
52,868,120       16,686,592           71,806         1,606,817

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0




Columbia Large Cap Enhanced Core Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For          Votes Against      Abstentions     Broker Non-Votes
32,986,027         56,540             57,184           348,937

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0





Columbia Large Cap Index Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0




Columbia Large Cap Value Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For        Votes Against         Abstentions      Broker Non-Votes
98,853,711        23,737,772           702,036           19,761,384

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0





Columbia Marsico 21st Century Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0



Columbia Marsico Focused Equities Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0





Columbia Marsico Global Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0



Columbia Marsico Growth Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0





Columbia Marsico International Opportunities Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0



Columbia Mid Cap Index Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0





Columbia Mid Cap Value Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For            Votes Against      Abstentions       Broker Non-Votes
139,643,078          14,010,529         4,651,657         49,059,301

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust,each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0




Columbia Multi-Advisor International Equity Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For             Votes Against         Abstentions     Broker Non-Votes
82,668,271            16,830,387            59,835          849,709

Proposal 2. Shareholders of the Fund approved a proposed Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, as follows:

Votes For             Votes Against      Abstentions        Broker Non-Votes
97,189,167             2,310,400         58,926             849,709

Proposal 3. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0




Columbia Overseas Value Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0




Columbia Small Cap Growth Fund II
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Small Cap Growth Fund I (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund, as follows:

Votes For           Votes Against         Abstentions        Broker Non-Votes
18,961,262          239,928               119,074            1,094,809

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0



Columbia Small Cap Index Fund
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0




Columbia Small Cap Value Fund II
At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. At an adjourned meeting held on February 28, 2011, shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For               Votes Against      Abstentions     Broker Non-Votes
49,664,011              1,891,011          505,647         20,578,901

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee                 Votes For         Votes Withheld     Abstentions
Kathleen Blatz          2,145,636,122     248,012,438        0
Edward J. Boudreau, Jr. 2,145,430,114     248,218,446        0
Pamela G. Carlton       2,145,515,949     248,132,612        0
William P. Carmichael   2,145,038,695     248,609,866        0
Patricia M. Flynn       2,145,843,563     247,804,997        0
William A. Hawkins      2,145,359,401     248,289,160        0
R. Glenn Hilliard       2,145,079,400     248,569,161        0
Stephen R. Lewis, Jr.   2,145,092,209     248,556,351        0
John F. Maher           2,145,621,338     248,027,223        0
John J. Nagorniak       2,145,337,494     248,311,067        0
Catherine James Paglia  2,145,615,254     248,033,306        0
Leroy C. Richie         2,145,042,120     248,606,441        0
Anthony M. Santomero    2,145,088,174     248,560,386        0
Minor M. Shaw           2,145,430,762     248,217,798        0
Alison Taunton-Rigby    2,145,393,384     248,255,177        0
William F. Truscott     2,144,907,223     248,741,338        0



Item 77D/77Q1(b) - Policies with Respect to Securities Investments:

On December 30, 2010, a Form Type 497, accession number 0001193125-10-291246, which included supplements dated December 30, 2010 to the prospectuses of Columbia Overseas Value Fund, a series of Columbia Funds Series Trust, was filed with the SEC. These are hereby incorporated by reference as part of the response to these Items 77D and 77Q1(b) of Form N-SAR. The supplements disclosed certain changes that were made to the principal investment strategies of the Columbia Overseas Value Fund.


Item 77E - Legal Proceedings:


Information Regarding Pending and Settled
Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors
Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8,
2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the
Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v.
Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On
December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange
Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers
Act of 1940, the Investment Company Act of 1940, and various
Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise
Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Marsico Global Fund
As of August 31, 2010
Name of Person                       Ownership % of Series




As of February 28, 2011
Name of Person                      Ownership % of Series
Columbia MGMT Investment Advsr LLC      60.38%




Changes in Control Person
Name of Person       Ownership % of Series Date/Description of
                                           Transaction(s) Became a, or
                                           Ceased to be, Control Person




Columbia Overseas Value Fund
As of August 31, 2010
Name of Person                       Ownership % of Series


As of February 28, 2011
Name of Person                      Ownership % of Series
Columbia MGMT Investment Advsr LLC     100%




Item 77I/77Q1(d) - Terms of new or amended securities:

The Amended and Restated Rule 18f-3 Multi-Class Plan, dated
September 7, 2010, is incorporated by reference to Post-Effective
Amendment No. 88 to the Registration Statement of the Registrant on Form Type 485(b) filed on September 27, 2010, Accession No. 0001193125-10-217415.


*****


On September 27, 2010, a Form Type 485(b), Accession
No. 0001193125-10-217415, an amendment to the registration statement of Columbia Funds Series Trust, was filed with the SEC. This amendment registered new classes of shares of the Funds listed below, effective September 27, 2010, and describes the characteristics of the new classes of shares:

Fund Name                                 New Class(es) of Shares Registered
Columbia Convertible Securities Fund              Class I Shares
Columbia International Value Fund                 Class I and R Shares
Columbia Large Cap Core Fund                      Class I and W Shares
Columbia Large Cap Enhanced Core Fund             Class I Shares
Columbia Large Cap Value Fund                     Class I and W Shares
Columbia Marsico International Opportunities Fund Class I Shares
Columbia Marsico Focused Equities Fund            Class I Shares
Columbia Marsico Growth Fund                      Class I and W Shares
Columbia Mid Cap Index Fund                       Class I Shares
Columbia Mid Cap Value Fund                       Class I, R, R4 and W Shares
Columbia Multi-Advisor International Equity Fund  Class I, R, R4 and W Shares
Columbia Small Cap Value Fund II                  Class I Shares


****

On December 8, 2010, a Form Type 485(b), Accession
No. 0001193125-10-276746, an amendment to the registration statement of Columbia Funds Series Trust, was filed with the SEC. This amendment registered new classes of shares of the Funds listed below, effective December 8, 2010, and describes the characteristics of the new classes of shares:

Fund Name                                  New Class(es) of Shares Registered
Columbia Multi-Advisor International Equity Fund   Class Y Shares
Columbia Small Cap Index Fund                      Class B and R4 Shares






Changes in Control Persons
Name of Person            Ownership % of Series  Date/Description of
                                                 Transaction(s) Became a, or
                                                 Ceased to be, Control Person